UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 3, 2007

IMPERIAL CAPITAL BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33199	95-4596322

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

888 Prospect Street, Suite 110, La Jolla, California	92037

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (858) 551-0511

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 3, 2007, the Compensation Committee of the Board of Directors of Imperial Capital Bancorp, Inc. (the "Company") approved amendments to the Company's: (i) 409A Consolidated Nonqualified Employer Securities 2005 Deferred Compensation Plan (the "409A Employer Securities Plan"); (ii) 409A Consolidated Nonqualified Non-Employer Securities 2005 Deferred Compensation Plan (the "409A Non-Employer Securities Plan"); (iii) Consolidated Nonqualified Employer Securities Deferred Compensation Plan (the "Pre-409A Employer Securities Plan"); and (iv) Consolidated Nonqualified Non-Employer Securities Deferred Compensation Plan (the "Pre-409A Non-Employer Securities Plan"). The primary purpose of the amendments was to allow for Company-directed transfers of participant accounts in the 409A Non-Employer Securities Plan to the 409A Employer Securities Plan, and Company-directed transfers of participant accounts in the Pre-409A Non-Employer Securities Plan to the Pre-409A Employer Securities Plan. Copies of the amended plans are attached as Exhibits 10.1 - 10.4 to this report.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 5, 2007, the Board of Directors of the Company approved amendments to Article V of the Company's bylaws to allow for the issuance of uncertificated shares of the Company's stock, in order to comply with rules adopted by the New York Stock Exchange that require listed companies to be eligible for a direct registration system ("DRS") by January 1, 2008. A DRS permits a stockholder's ownership to be recorded and maintained on the books of the issuer or its transfer agent without issuance of a physical stock certificate. In addition, the Board approved amendments to Article III of the Company's bylaws to reflect the current composition and duties and responsibilities of the Corporate Governance/Nominating Committee of the Board. A copy of the Company's amended and restated bylaws is attached as Exhibit 3.1 to this report.

Item 9.01 Financial Statements and Exhibits

(d)      Exhibits

3.1	Amended and Restated Bylaws of the Company
10.1	Imperial Capital Bancorp, Inc. 409A Consolidated Nonqualified (Employer Securities Only) 2005 Deferred Compensation Plan
10.2	Imperial Capital Bancorp, Inc. 409A Consolidated Nonqualified (Non-Employer Securities) 2005 Deferred Compensation Plan
10.3	Imperial Capital Bancorp, Inc. Consolidated Nonqualified (Employer Securities Only) Deferred Compensation Plan
10.4	Imperial Capital Bancorp, Inc. Consolidated Nonqualified (Non-Employer Securities) Deferred Compensation Plan
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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL CAPITAL BANCORP, INC.
Date:	December 7, 2007	By:	/s/ Timothy M. Doyle Timothy M. Doyle Executive Managing Director and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of the Company
10.1	Imperial Capital Bancorp, Inc. 409A Consolidated Nonqualified (Employer Securities Only) 2005 Deferred Compensation Plan
10.2	Imperial Capital Bancorp, Inc. 409A Consolidated Nonqualified (Non-Employer Securities) 2005 Deferred Compensation Plan
10.3	Imperial Capital Bancorp, Inc. Consolidated Nonqualified (Employer Securities Only) Deferred Compensation Plan
10.4	Imperial Capital Bancorp, Inc. Consolidated Nonqualified (Non-Employer Securities) Deferred Compensation Plan